ACQUISITIONS	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
ACQUISITIONS

NOTE 4:ACQUISITIONS

a.Content IQ LLC

On January 14, 2020, the Company consummated the acquisition of Content IQ LLC (“Content IQ”), a privately held company founded in 2014, based in New York City. Content IQ has created data algorithm and analytics tools that deconstruct content, revenue and distribution to solve current major digital publishing challenges.

The total consideration for the acquisition was $37,838, comprised of $15,000 paid in cash at closing and a contingent consideration (with a maximum amount of up to $47,050), tied to revenues and EBITDA-based metrics over a period of two years, estimated at fair value of $22,838 on the acquisition date. As of December 31, 2021, the contingent consideration is estimated at fair value of $17,844. The change in fair value of the contingent consideration was recorded to general and administrative expenses. In addition, the acquisition includes a retention-based component of up to $11,000.

b.Pub Ocean

On July 22, 2020, the Company acquired the net assets of Pub Ocean Limited, also known as “Pub Ocean” (the "Pub Ocean Acquisition"), a rapidly growing digital publisher-focused technology company with scalable content distribution and real-time revenue analytics technology.

The total consideration for the acquisition was $13,399, comprised of $4,000 paid in cash at closing and a contingent consideration (with a maximum amount of up to $17,000), tied to financial targets over a two-year period, estimated at fair value of $9,399 on the acquisition date. As of December 31, 2021, the contingent consideration is estimated at fair value of $8,963. The change in fair value of the contingent consideration was recorded to general and administrative expenses. In addition, the acquisition includes a retention-based component of up to $1,000.

c.Vidazoo

On October 4, 2021, the Company consummated the acquisition of Vidazoo Ltd., also known as “Vidazoo” (the “Vidazoo Acquisition”), a leading video technology company that enables both advertisers and publishers to deliver high impact content and advertising to consumers.

The total consideration for the acquisition was $77,748, comprised of $35,000 paid in cash at closing, contingent consideration (with a maximum amount of up to $58,545), tied to financial targets over a period of 2.25 years, estimated at fair value of $36,613 on the acquisition date, and a net working capital in the amount of $6,135 which will be set-off against collection. As of December 31, 2021, the contingent consideration is estimated at fair value of $36,743.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the acquisition date:
Fair value
Net Assets	6,291
Technology	31,005
Customer Relationship	8,194
Deferred Taxes	(4,704)
Goodwill	36,962
Net assets acquired	$77,748

Technology includes publishing orchestration system with proprietary data algorithms and analytic tools which deconstruct content, revenue and distribution to solve digital publishing challenges. The technology is amortized over the estimated useful life of 7 years using the straight-line method.

Customer relationships is derived from customer contracts and related customer relationships with existing customers. Customer relationships is amortized based on the accelerated method over the estimated useful life of 8 years.

Pro forma results of operations related to this acquisition have not been presented because they are not material to the Company’s consolidated statements of operations.